                                                                 WELLS
                                                                 FARGO
                                                                 FUNDS




     WELLS FARGO VARIABLE

     TRUST FUNDS


                                                  PROSPECTUS

                                      Equity Income Fund

     Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

     These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                      MAY 1 2000

                          [Intentionally Left Blank]

     Table of Contents                                                      Variable Trust Funds
     -------------------------------------------------------------------------------------------
     Overview                                  Objectives and Principal Strategies             4

     This section contains important           Summary of Important Risks                      6
     summary information about the             Performance History                             8
     Fund.                                     Key Information                                 9

     -------------------------------------------------------------------------------------------
     The Fund                                  Equity Income Fund                             10

     This section contains important           General Investment Risks                       12
     information about the Fund.               Organization and Management
                                                 of the Fund                                  18

     -------------------------------------------------------------------------------------------
     Your Investment                           Your Account                                   20

     Turn to this section for
     information on how to buy
     and sell Fund shares.

     -------------------------------------------------------------------------------------------
     Reference                                 Other Information                              21

     Look here for additional                  Table of Predecessors                          22
     information and term                      Portfolio Managers                             23
     definitions.                              Glossary                                       24

Variable Trust Fund Overview
--------------------------------------------------------------------------------
See the Fund description in this Prospectus for further details.
Words appearing in italicized print and highlighted in color are defined in the Glossary.

     FUND                          OBJECTIVE
     Equity Income Fund            Seeks long-term capital appreciation and above-average dividend income.

4    Variable Trust Prospectus

________________________________________________________________________________


     PRINCIPAL STRATEGY

     The Fund invests in the common stocks of large, high-quality domestic companies with above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

                                                  Variable Trust Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------


This section summarizes important risks that are common to the Fund described in this Prospectus, and important risks that relate specifically to this Fund. Both are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund Description later in this Prospectus;

 .    under the "General Investment Risks"section beginning on page 12; and

 .    in the Fund's Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund. Although the Money Market Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     COMMON RISKS FOR THE FUND

     Equity Securities
     The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

     Debt Securities
     The Fund may invest some of its assets in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's investments, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6    Variable Trust Prospectus

________________________________________________________________________________


     FUND                SPECIFIC RISKS

                         Stocks selected for their high dividend income may be more sensitive to interest rate changes than other stocks. This Fund is primarily subject to the equity
     Equity Income Fund  securities risks described in the Common Risks section above.

                                                 Variable Trust Prospectus     7

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one-year and since inception periods are compared to the performance of an appropriate broad-based index. Please remember that past performance is no guarantee of future results. The performance for the Fund in this Prospectus does not reflect fees charged by your variable life insurance/annuity certificate or contract. If they did, returns would be lower.


     Equity Income Fund Calendar Year Returns (%)

     30             26.90

     25

     20
                                        18.42
     15

     10
                                                                 7.90
      5

      0
                     '97                 '98                      '99

     Best Qtr.: Q4 `98 . 15.63%  Worst Qtr.: Q3 `98 . -9.73%

          Average annual total return (%)                                                    Since
          for the period ended 12/31/99                              1 year                 Inception
          WFVT Equity Income Fund (Incept. 5/6/96)                     7.90                   17.14
          S&P 500 Index/1/                                            21.04                   26.75

     /1/ S&P 500 is a registered trademark of Standard & Poor's.

8    Variable Trust Prospectus

Key Information
--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ___________________________________________________________________________

     Investment Objective and Investment Strategies
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for the Fund tell you:

     .    What the Fund is trying to achieve; and

     .    how we intend to invest your money.

     ___________________________________________________________________________

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ___________________________________________________________________________

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                  Variable Trust Prospectus    9

Equity Income Fund
--------------------------------------------------------------------------------


     Portfolio Managers:  David L. Roberts, CFA; Gary J. Dunn, CFA

     ___________________________________________________________________________

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ___________________________________________________________________________

     Investment Strategies
     We invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

     ___________________________________________________________________________

     Permitted Investments
     Under normal market conditions, we invest:

     .    at least 65% of total assets in income-producing equity securities;
          and

     . in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of December 31, 1999, this median was approximately $4 billion; the median is expected to change frequently).

     We may invest in preferred stocks, convertible securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation and above-average dividend income.

     ___________________________________________________________________________

     Important Risk Factors
     Stocks selected for their high dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 12; and the specific risks listed here. They are all important to your investment choice.

10   Variable Trust Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------
This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                   FUND COMMENCED
                                                   ON MAY 6, 1996
                                                   -----------------------------------------------
                                                   Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,
For the period ended:                                1999         1998        1997        1996
                                                   -----------------------------------------------
Net asset value, beginning of period                 $16.00      $13.68      $10.91     $10.00

Income from investment operations:
 Net investment income (loss)                          0.17        0.18        0.14       0.08
 Net realized and unrealized gain (loss)
  on investments                                       1.09        2.34        2.79       0.92

Total from investment operations                       1.26        2.52        2.93       1.00

Less distributions:
 Dividends from net investment income                 (0.17)      (0.18)      (0.14)     (0.08)
 Distributions from net realized gain                  0.00       (0.02)      (0.02)     (0.01)

Total from distributions                              (0.17)      (0.20)      (0.16)     (0.09)

Net asset value, end of period                       $17.09      $16.00      $13.68     $10.91

Total return (not annualized)/1/                       7.90%      18.42%      26.90%      9.95%

Ratios/supplemental data:
 Net assets, end of period (000s)                   $127,793     $86,069     $39,888     $9,415

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets               0.86%       0.80%       0.80%      0.80%
 Ratio of net investment income (loss) to
  average net assets                                   1.16%       1.47%       1.85%      2.31%

Portfolio turnover                                        5%          1%          3%         4%

Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses (annualized)                      1.12%       1.10%       1.34%      2.51%

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                                                Variable Trust Prospectus     11

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including Wells Fargo Variable Trust Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     . We cannot guarantee that we will meet our investment objectives. With respect to the Money Market Fund, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

     . The Funds may also use certain derivative instruments, such as options or futures contracts.The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds also may invest a portion of their assets in GNMAs, FNMAs and FHLMCs. Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing entity, is offered to invest through securities dealers. Mortgage-backed securities are subject to prepayment risk, which can alter the maturity of the securities and also reduce the rate of return on such investments. Collateralized mortgage obligations ("CMOs") represent principal-only and interest-only portions of such securities that are subject to increased interest-rate and credit risk.

12   Variable Trust Prospectus

--------------------------------------------------------------------------------

     . The Funds may enter into forward currency exchange contracts ("forward contracts") to try to reduce currency exchange risks to the Funds from foreign securities investments. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

     . The market value of lower-rated debt securities, also known as "junk bonds," and unrated securities tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in higher-rating categories. Even securities rated "BBB" by S&P or "Baa" by Moody's ratings which are considered investment-grade, possess some speculative characteristics.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

                                                Variable Trust Prospectus     13

General Investment Risks
--------------------------------------------------------------------------------

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer maturities.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will prepay mortgage loans, which can alter the maturity of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund.You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

14   Variable Trust Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for the Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.

INVESTMENT PRACTICE                                               RISK                           INCOME
Borrowing Policies
The ability to borrow from banks for temporary                    Leverage Risk                     .
purposes to meet shareholder redemptions.

Emerging Markets
Investments in companies located or operating in                  Information,
countries considered developing or to have "emerging"             Political, Regulatory,            .
stock markets. Generally, these investments securities            Diplomatic, Liquidity
have the same type of risks as foreign securities, but            and Currency Risk
to a higher degree.

Floating and Variable Rate Debt                                   Interest Rate and                 .
Instruments with interest rates that are adjusted either          Credit Risk
on a schedule or when an index or benchmark changes.

Foreign Obligations                                               Information,
Debt of a foreign government or corporation or dollar             Political, Regulatory,
denominated debt obligations of foreign branches of               Diplomatic, Liquidity
U.S. banks or U.S. branches of foreign banks.                     and Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company or debt            Information,
of a or foreign government in the form of an American             Political, Regulatory,            .
Depositary Receipt ("ADR") or similar instrument. Foreign         Diplomatic, Liquidity
securities may also be emerging markets securities, which         and Currency Risk
are subject to the same risks, but to a higher degree.

Forward Commitment, When-Issued and
Delayed Delivery Transactions                                     Interest Rate,                    .
Securities bought or sold for delivery at a later date or         Leverage, Credit and
bought or sold for a fixed price at a fixed date.                 Experience Risk

High Yield Securities
Debt securities of lower quality, also known as "junk             Interest Rate and                 .
bonds," that produce generally higher rates of return.            Credit Risk
These securities tend to be more sensitive to economic
conditions and during sustained periods of rising
interest rates, may experience increased interest and/or
principal defaults.

                                                Variable Trust Prospectus     15

General Investment Risks
--------------------------------------------------------------------------------

                                                                                               EQUITY
                                                                                               INCOME
INVESTMENT PRACTICE                                                RISK
Illiquid Securities
A security that cannot be readily sold, or cannot be               Liquidity Risk                  .
readily sold without negatively affecting its fair price.
Limited to 15% of total assets.

Loan Participations
Debt obligations that represent a portion of a larger
loan made by a bank. Generally sold without guarantee              Credit Risk
or recourse, some participations sell at a discount because
of the borrower's credit problems. Limited to 5% of
total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and         Credit,
financial institutions to increase return on those securities.     Counter-Party and               .
Loans may be made up to Investment Company Act of                  Leverage Risk
1940 limits (currently one-third of total assets including
the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest             Interest Rate, Credit,
in pools of consumer loans, such as mortgage loans, car            Prepayment and                  .
loans, credit card debt, or receivables held in trust.             Experience Risk

Options
The right or obligation to receive or deliver a security or        Credit, Information             .
cash payment depending on the security's price or the              and Liquidity Risk
performance of an index or benchmark. Types of options
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual
fund. A pro rata portion of the other fund's expenses, in          Market Risk                     .
addition to the expenses paid by the Funds, will be borne
by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may be           Liquidity Risk                  .
resold in accordance with Rule 144A of the Securities Act
of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to          Credit and                      .
buy back a security at an agreed upon time and price,              Counter-Party Risk
usually with interest.


16   Variable Trust Prospectus

                                                                                         EQUITY
                                                                                         INCOME
INVESTMENT PRACTICE                                                RISK
Small Company Securities
The risk that investments in small companies may be                Market, Experience         .
more volatile than investments in larger companies.                and Liquidity Risk

Stripped Obligations
Securities that give ownership to either future payments
of interest or a future payment of principal, but not both.        Interest Rate Risk
These securities tend to have greater interest rate
sensitivity than conventional debt obligations.

                                                   Variable Trust Prospectus  17

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of or "investors" in the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. The WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the WFVT's Board of Trustees intends to monitor events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate Prospectuses issued by the Participating Insurance Companies. The WFVT assumes no responsibility for such Prospectuses.

                                                         BOARD OF TRUSTEES
                                                 Supervises the Fund's activities
       INVESTMENT ADVISOR                                                                 CUSTODIAN
    Wells Fargo Bank, N.A.                                                 Wells Fargo Bank Minnesota, N.A.
    525 Market St., San Francisco, CA                                      6th & Marquette, Minneapolis, MN
    Manages the Funds' investment activities                               Provides safekeeping for the assets of the Fund

                                                      INVESTMENT SUB-ADVISORS

                                               Wells Capital Management Incorporated
                                                          525 Market St.
                                                         San Francisco, CA

                                                                                             TRANSFER
    DISTRIBUTOR                                 ADMINISTRATOR                                AGENT
    Stephens Inc.                               Wells Fargo Bank, N.A.                       Boston Financial Data
    111 Center St.                              525 Market St.                               Services, Inc.
    Little Rock, AR                             San Francisco, CA                            Two Heritage Dr.
                                                                                             Quincy, MA

    Markets the Fund                            Manages the                                  Maintains records
    and distributes                             Fund's business                              of shares and
    Fund shares                                 activities                                   supervises the payment
                                                                                             of dividends
------------------------------------------------------------------------------------------------------------------------------

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                                       PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS
------------------------------------------------------------------------------------------------------------------------------
                               Advise current and prospective contract holders with Fund investments
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         CONTRACT HOLDERS
------------------------------------------------------------------------------------------------------------------------------

18  Variable Trust Prospectus

--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of the Fund paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank, N.A. provides portfolio management and fundamental security analysis services as the advisor for the Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates provided advisory services for over $131 billion in assets.

     For providing these services, Wells Fargo Bank is entitled to receive the following fees:

        Equity Value Fund                                               0.55%

     The Sub-Advisors
     Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A., is the sub-advisor for the Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. As of December 31, 1999, WCM provided advisory services for over $71 billion in assets.

     The Sub-Advisors are compensated by the Investment Advisor from the fees received by the Advisor as listed above.

     The Administrator
     Wells Fargo Bank provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Distribution Plan
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses, annual and semi-annual reports, and other materials to shareholders, and the payment of compensation to selling agents. For these services each Fund pays 0.25% of its annual net assets.

                                                    Variable Trust Prospectus 19

Your Account
--------------------------------------------------------------------------------

     Investing in the Fund
     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Prospectuses describing the VA Contracts and VLI Policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA Contracts and VLI Policies. Please refer to the Prospectus provided by your selling agent for more detailed information describing the separate accounts.

     The WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' Prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of the WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

20  Variable Trust Prospectus

Other Information
--------------------------------------------------------------------------------

    Dividends and Capital Gain Distributions
    Each Fund is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to its shareholders. Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund that paid the dividend or distribution at NAV or are paid in cash at the election of the Participating Insurance Company.

    The Equity Income Fund declares and pays any dividends quarterly. The Fund makes any capital gains distributions at least annually. Participating Insurance Companies will be informed by January 31 about the amount and character of dividends and distributions.

    Taxes
    The following discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations.You should consult your own tax advisor with respect to your specific tax situation. Please see the SAI for further federal income tax considerations. Federal income taxation of separate accounts of life insurance companies, VA Contracts and VLI Policies is discussed in the Prospectuses of the Participating Insurance Companies.

    As described in the prospectuses of the Participating Insurance Companies, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in a fund through such VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified." Each Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified." See "Taxation of a Separate Account of a Participating Insurance Company" in the SAI.

    Pricing Fund Shares:
    . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

    . We determine the NAV of each Fund's shares,except the Money Market Fund,each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV for the Money Market Fund each business day at 9:00 a.m. (Pacific time)/11:00 a.m. (Central time). We determine the NAV by subtracting each Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Money Market Fund's assets are valued using the amortized cost method. Each other Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

    . The non-money market Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday. The Money Market Fund is open for business Monday through Friday, and generally is closed on federal bank holidays.

                                                   Variable Trust Prospectus 21

Table of Predecessors
--------------------------------------------------------------------------------

     The Fund described in this Prospectus was created as part of the reorganization of the Life & Annuity Trust ("LAT") Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Select Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     The Fund is an accounting survivor of a former Norwest Select fund, as indicated in the following Table. The performance history and financial highlights of the Fund is the performance history and financial highlights of the predecessor fund.

          Wells Fargo Variable Trust          Predecessor Fund

          Equity Income Fund                  Norwest Select Income Equity Fund

22 Variable Trust Prospectus

Portfolio Managers
--------------------------------------------------------------------------------

     Gary J. Dunn, CFA, Mr. Dunn co-manages the Equity Income Fund, and managed the predecessor portfolio since 1994. He joined Wells Capital in 1998 as Principal for its Equity Income team, and holds dual positions at both Wells Capital and Norwest Investment Management, Inc. ("NIM"), which intend to combine investment advisory services under the Wells Capital name during late 1999/early 2000. Currently, Mr. Dunn is also the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a financial analyst and portfolio manager since 1979. Mr. Dunn holds a BA in Economics from Carroll College and is a Chartered Financial Analyst.

     David L. Roberts, CFA, Mr. Roberts manages the Equity Income Fund and managed the predecessor portfolio since 1994, and also managed the predecessor's predecessor collective investment trust since 1986. He is the Equity Income Managing Director at Wells Capital. He joined the firm in 1998 and continues to hold dual positions at both Wells Capital and Norwest Investment Management, Inc. ("NIM"), which intend to combine investment advisory services under the Wells Capital name during late 1999/early 2000. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980, and was promoted to Vice President in 1982. He holds a BA in Mathematics from Carroll College and he is a Chartered Financial Analyst.

                                                    Variable Trust Prospectus 23

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

American Depositary Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade
Securities rated BB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth
The increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

Capital Structure
Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Collateralized Mortgage Obligations ("CMOs")
Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

Commercial Paper
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Debt Securities
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

24  Variable Trust Prospectus

--------------------------------------------------------------------------------

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

     Dollar-Denominated
     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     Federal Deposit Insurance Corporation ("FDIC")
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are commonly known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security
     A security that cannot be readily sold at the desired time, or cannot be readily sold without negatively affecting its fair price.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

                                                    Variable Trust Prospectus 25

Glossary
--------------------------------------------------------------------------------

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Nationally Recognized Ratings Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Preservation of Capital
     The attempt by a fund's manager to defend against drops in the net asset value of fund shares in order to preserve the initial investment.

     Price-to-Earnings Ratio
     The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

     Principal Stability
     The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value. More aggressive funds may not consider principal stability an objective.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

26  Variable Trust Prospectus

--------------------------------------------------------------------------------

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Stripped Treasury Securities
     Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Value Strategy
     A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

     Warrants
     The right to buy a stock at a set price for a set time.

     Weighted Average Maturity
     The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

                                                    Variable Trust Prospectus 27

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

     Call: 1-800-222-8222, option 5;

     WRITE TO:
     Wells Fargo Funds
     PO Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009
     Call: 1-800-SEC-0330 for details